                ELEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
                               AND LOAN DOCUMENTS


THIS ELEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT AND LOAN DOCUMENTS (this "Amendment"), dated as of September 10, 1999, is between NATIONAL BANK OF CANADA, a Canadian chartered bank ("Lender"), and CET ENVIRONMENTAL SERVICES, INC., a California corporation ("Borrower").

                                    Recitals

A. Lender and Borrower entered into a Loan and Security Agreement dated May 29, 1997, as amended by an Amendment to Loan and Security Agreement and Loan Documents dated as of August 29, 1997 and as further amended by a Second Amendment to Loan and Security Agreement and Loan Documents dated as of April 10, 1998 and as further amended by a Third Amendment to Loan and Security Agreement and Loan Documents dated as of January 8, 1999, and as further amended by a Fourth Amendment to Loan and Security Agreement and Loan Documents dated as of May 21, 1999, and as further amended by a Fifth Amendment to Loan and Security Agreement and Loan Documents dated as of June 18, 1999 and as further amended by a Sixth Amendment to Loan and Security Agreement and Loan Documents dated as of July 30, 1999 and as further amended by a Seventh Amendment to Loan and Security Agreement and Loan Documents dated as of August 13, 1999, and as further amended by an Eighth Amendment to Loan and Security Agreement and Loan Documents dated as of August 20, 1999, and as further amended by a Ninth Amendment to Loan and Security Agreement and Loan Documents dated as of August 27, 1999, and as further amended by a Tenth Amendment to Loan and Security Agreement and Loan Documents dated as of September 3, 1999 (as amended, the "Loan Agreement"). Defined terms used herein and not defined herein shall have the meaning set forth in the Loan Agreement.

B.       The Loans are secured by the Collateral.

C. Pursuant to a Notice of Suspension (the "Notice of Suspension") dated August 10, 1999 from the United States Environmental Protection Agency (the "EPA"), the EPA suspended Borrower under 40 C.F.R. Part 32.

D. The Borrower and Lender desire to enter into this Amendment in order to, among other things, (i) reduce the Maximum Loan Availability from $6,000,000 to $5,500,000, and (ii) extend the Maturity Date from September 10, 1999 to September 17, 1999.

                                    Agreement

IN CONSIDERATION of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower agree as follows:

1. Extension of Maturity Date. In order to extend the Maturity Date of the Loans, Section 1(t) of the Loan Agreement is hereby revised by substituting the date "September 17, 1999" for the date "September 10, 1999" in Subsection (i) in the second line of the Section.

2. Equipment Loans. The parties hereby agree that Borrower shall no longer have the right to any Equipment Loans pursuant to paragraph 2(b) of the Loan Agreement.

3. Collateral Reports Section 9(a) of the Loan Agreement is hereby amended by amending and restating the first sentence of such section to read as follows:

                  Borrower shall deliver to Lender, on a weekly basis, on or before Tuesday of each week for the prior week, a collateral report (the "Collateral Report") describing the aging of the Accounts, all Eligible Accounts created or acquired by Borrower subsequent to the immediately preceding Collateral Report, information in connection with any Account which has ceased to be an Eligible Account since the most recent Collateral Report, and information on all amounts collected by Borrower on Accounts subsequent to the immediately preceding Collateral Report; provided that Lender reserves the right to require such report on a more frequent basis at any time requested by Lender.

4. Maximum Loan Availability. In order to decrease the Maximum Loan Availability, Section 1(u) of the Loan Agreement is revised effective as of September 15, 1999 by replacing the phrase "Six Million Dollars ($6,000,000)" with the phrase "Five Million Five Hundred Thousand Dollars ($5,500,000)".

5. Letter of Credit Fee. From and after September 15, 1999, the letter of credit fee set forth in Section 3(b) of the Loan Agreement shall be equal to three and one-half percent (3.5%) per annum (computed on the basis of a year of three hundred sixty (360) days for the actual number of days elapsed) of the average undrawn face amount of the Letters of Credit, payable monthly in arrears within 10 days after the end of each month.

6. Advances. Without limiting in any way Lender's discretion or other rights under the Loan Agreement, Borrower acknowledges and agrees that advances to Borrower under the Loan Agreement are discretionary, and Borrower understands and agrees that Lender may, in Lender's sole and absolute discretion, discontinue the advancing of funds under Section 4 of the Loan Agreement at any time. Lender's advancing funds on the Loans from or after the date hereof shall not act as a waiver of Lender's right to discontinue making advances at any time.

7. Additional Reporting Requirements. In addition to all reporting requirements set forth in the Loan Agreement (as amended by this Amendment), Borrower covenants and agrees that Borrower shall provide to Lender no later than September 16, 1999, a projected income statement and balance sheet of Borrower for each of the months of September, October, November, and December, 1999.

8.       Loan Documents.

         a. Lender and Borrower agree that any and all notes or other documents executed in connection with the Loans (collectively, the "Loan Documents") are hereby amended to reflect the amendments set forth herein and that no further amendments to any Loan Documents are required to reflect the foregoing.

         b. All references in any document to the Loan Agreement or any other Loan Document shall refer to the Loan Agreement or such Loan Document as amended pursuant to this Amendment.

9. Representations and Warranties. Borrower hereby certifies to the Lender that as of the date of this Amendment (taking into consideration the transactions contemplated by this Amendment), all of Borrower's representations and warranties contained in the Loan Agreement and all Loan Documents are true, accurate and complete in all material respects, and no Event of Default (other than an Event of Default which may arise out of the Notice of Suspension) or event that with notice or the passage of time or both would constitute an Event of Default has occurred under the Loan Agreement or any Loan Document. Without limiting the generality of the foregoing, Borrower represents and warrants that the execution and delivery of this Amendment has been authorized by all necessary action on the part of Borrower, that the person executing this Amendment on behalf of Borrower is duly authorized to do so and that this Amendment constitutes the legal, valid, binding and enforceable obligation of Borrower.

10. Additional Documents. Borrower shall execute and deliver to Lender at any time and from time to time such additional amendments to the Loan Agreement and the Loan Documents as the Lender may request to confirm and carry out the transactions contemplated hereby or to confirm, correct and clarify the security for the Loan.

11. Continuation of the Loan Agreement, Etc. Except as specified in this Amendment, the provisions of the Loan Agreement and the Loan Documents (as previously amended) shall remain in full force and effect, and if there is a conflict between the terms of this Amendment and those of the Loan Agreement or the Loan Documents (as previously amended), the terms of this Amendment shall control.

12.      Miscellaneous.

         a. This Amendment shall be governed by and construed under the laws of the State of Colorado and shall be binding upon and inure to the benefit of the parties hereto and their successors and permissible assigns.

         b. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

         c. This Amendment and all documents to be executed and delivered hereunder may be delivered in the form of a facsimile copy, subsequently confirmed by delivery of the originally executed document.

         d. This Amendment constitutes the entire agreement between Borrower and the Lender concerning the subject matter of this Amendment. This Amendment may not be amended or modified orally, but only by a written agreement executed by Borrower and the Lender and designated as an amendment or modification of the Loan Agreement as amended by this Amendment.

         e. Execution of this Amendment is not intended to and shall not constitute a waiver by the Lender of any Event of Default or event that with notice or the passage of time, or both, would constitute an Event of Default, including, without limitation, any Event of Default which may arise as a result of the Notice of Suspension.

         EXECUTED as of the date first set forth above.

                                                  BORROWER:

                                                  CET ENVIRONMENTAL SERVICES,
                                                  INC., a California corporation


                                                  By:
                                                     ---------------------------
                                                  Name:
                                                       -------------------------
                                                  Title:
                                                        ------------------------

                                                  LENDER:

                                                  NATIONAL BANK OF CANADA, a
                                                  Canadian chartered bank


                                                  By:
                                                     ---------------------------
                                                       Andrew M. Conneen, Jr.
                                                       Vice President